EXHIBIT 10.3

Supplemental Agreement No. 22

to

Purchase Agreement No. 1951

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of May 23, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700, 737-800, and 737-900 aircraft (the Aircraft); and

WHEREAS, Boeing and Buyer have agreed to the 737-924 Aircraft configuration; and

WHEREAS, Buyer has selected the Inflight Entertainment and Cabin Communications System (IFE/CCS) and a Cabin Systems Equipment Letter Agreement is being added to the Agreement; and

WHEREAS, Boeing and Buyer have agreed to certain changes to provisions relating to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Buyer have agreed to amend and restate the terms of the "Special Matters" letter applicable to the Aircraft to reflect certain agreements between Boeing and the customer; and

WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables and Exhibits:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 22.

1.2 Remove and replace, in its entirety, Article 3 "Price of Aircraft", pages 3-1 through 3-4, with revised pages 3-1 through 3-4 attached hereto, to reflect the revised 737-924 Special Features Price and Aircraft Basic Price.

1.3 Remove and replace, in its entirety, page T-5 of Table 1, entitled "Aircraft Deliveries and Descriptions, Model 737-900 Aircraft", with revised page T-5 attached hereto, to reflect the revised prices.

1.4 Remove and replace, in its entirety, Exhibit A-5 "Aircraft Configuration Relating to Boeing Model 737-924 Aircraft", with revised Exhibit A-5 attached hereto, to reflect the most current incorporated features and prices.

2. Letter Agreements:

2.1 Remove and replace, in its entirety, Letter Agreement 1951-12R1, "Option Aircraft - Model 737-924 Aircraft" with Letter Agreement 1951-12R2, "Option Aircraft - Model 737-924 Aircraft", attached hereto, to reflect the revised prices in the Attachment.

2.2 Add Letter Agreement No. 1951-14, "Installation of Cabin Systems Equipment", attached hereto, to describe the responsibilities of the parties, terms and conditions, equipment and systems selection, estimated prices and critical impact events for Inflight Entertainment and Cabin Communication System (IFE/CCS) equipment.

2.3 Remove and replace, in its entirety, Letter Agreement 6-1162-MMF-311R3, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with Letter Agreement 6-1162-MMF-311R4, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], attached hereto, to reflect certain changes to the calculations of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.4 Remove and replace, in its entirety, Letter Agreement 6-1162-GOC-131R2, "Special Matters", with Letter Agreement 6-1162-GOC-131R3, "Special Matters", attached hereto, to reflect certain new agreements regarding the 737-924.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Henry H. Hart   By: /s/ Gerald Laderman__________

Its: Attorney-In-Fact   Its: Senior Vice President-Finance

Page SA

Number Number

ARTICLES

1. Subject Matter of Sale 1-1 SA 5

2. Delivery, Title and Risk of Loss 2-1

3. Price of Aircraft 3-1 SA 22

4. Taxes 4-1

5. Payment 5-1

6. Excusable Delay 6-1

7. Changes to the Detail Specification 7-1 SA 5

8. Federal Aviation Requirements and
Certificates and Export License 8-1 SA 5

9. Representatives, Inspection, Flights and Test Data 9-1

10. Assignment, Resale or Lease 10-1

11. Termination for Certain Events 11-1
  Product Assurance; Disclaimer and Release;

Exclusion of Liabilities; Customer Support;

Indemnification and Insurance 12-1

13. Buyer Furnished Equipment and Spare Parts 13-1

14. Contractual Notices and Requests 14-1 SA 17

15. Miscellaneous 15-1

Page SA

Number Number

TABLES

1. Aircraft Deliveries and Descriptions - 737-500 T-1 SA 3

Aircraft Deliveries and Descriptions - 737-700 T-2 SA 13

Aircraft Deliveries and Descriptions - 737-800 T-3 SA 21

Aircraft Deliveries and Descriptions - 737-600 T-4 SA 4

Aircraft Deliveries and Descriptions - 737-900 T-5 SA 22

EXHIBITS

A-1 Aircraft Configuration - Model 737-724 SA 2

A-2 Aircraft Configuration - Model 737-824 SA 2

A-3 Aircraft Configuration - Model 737-624 SA 1

A-4 Aircraft Configuration - Model 737-524 SA 3

A-5 Aircraft Configuration - Model 737-924 SA 22

B Product Assurance Document SA 1

C Customer Support Document - Code Two -
Major Model Differences SA 1

C1 Customer Support Document - Code Three -

Minor Model Differences SA 1

D Aircraft Price Adjustments - New
Generation Aircraft (1995 Base Price) SA 1

D1 Airframe and Engine Price Adjustments - Current
Generation Aircraft SA 1

D2 Aircraft Price Adjustments - New
Generation Aircraft (1997 Base Price) SA 5

E Buyer Furnished Equipment Provisions Document SA 20

F Defined Terms Document SA 5

SA

Number

LETTER AGREEMENTS

1951-1 Not Used

1951-2R3 Seller Purchased Equipment SA 5

1951-3R14 Option Aircraft-Model 737-824 Aircraft SA 21

1951-4R1 Waiver of Aircraft Demonstration SA 1

1951-5R2 Promotional Support - New Generation Aircraft SA 5

1951-6 Configuration Matters

1951-7R1 Spares Initial Provisioning SA 1

1951-8R2 Escalation Sharing - New Generation Aircraft SA 4

1951-9R9 Option Aircraft-Model 737-724 Aircraft SA 21

1951-11R1 Escalation Sharing-Current Generation Aircraft SA 4

1951-12R2 Option Aircraft - Model 737-924 Aircraft SA 22

1951-13 Configuration Matters - Model 737-924 SA 5

1951-14 Installation of Cabin Systems Equipment SA 22

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295 Performance Guarantees - Model 737-724 Aircraft

6-1162-MMF-296 Performance Guarantees - Model 737-824 Aircraft

6-1162-MMF-308R3 Disclosure of Confidential Information SA 5

6-1162-MMF-309R1 [CONFIDENTIAL MATERIAL OMITTED AND SA 1

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-311R4 [CONFIDENTIAL MATERIAL OMITTED AND SA 22

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-312R1 Special Purchase Agreement Provisions SA 1

6-1162-MMF-319 Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1 Performance Guarantees - Model 737-524 Aircraft SA 3

6-1162-GOC-015 [CONFIDENTIAL MATERIAL OMITTED AND SA 2

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-GOC-131R3 Special Matters SA 22

6-1162-DMH-365 Performance Guarantees - Model 737-924 Aircraft SA 5

6-1162-DMH-624 [CONFIDENTIAL MATERIAL OMITTED AND SA 8

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-680 Delivery Delay Resolution Program SA 9

6-1162-DMH-1020 [CONFIDENTIAL MATERIAL OMITTED AND SA 14

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-1035 [CONFIDENTIAL MATERIAL OMITTED AND SA 15

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-1054 [CONFIDENTIAL MATERIAL OMITTED AND SA 16

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 October 10,1996

Supplemental Agreement No. 2 March 5, 1997

Supplemental Agreement No. 3 July 17, 1997

Supplemental Agreement No. 4 October 10,1997

Supplemental Agreement No. 5 May 21,1998

Supplemental Agreement No. 6 July 30,1998

Supplemental Agreement No. 7 November 12,1998

Supplemental Agreement No. 8 December 7,1998

Supplemental Agreement No. 9 February 18,1999

Supplemental Agreement No. 10 March 19, 1999

Supplemental Agreement No. 11 May 14,1999

Supplemental Agreement No. 12 July 2,1999

Supplemental Agreement No. 13 October 13, 1999

Supplemental Agreement No. 14 December 13,1999

Supplemental Agreement No. 15 January 13,2000

Supplemental Agreement No. 16 March 17,2000

Supplemental Agreement No. 17 May 16, 2000

Supplemental Agreement No. 18 September 11, 2000

Supplemental Agreement No. 19 October 31, 2000

Supplemental Agreement No. 20 December 21, 2000

Supplemental Agreement No. 21 March 30, 2001

Supplemental Agreement No. 22 May 23, 2001

ARTICLE 3. Price of Aircraft.

3.1 Definitions.

3.1.1 Current Generation Aircraft.

3.1.1.1 Special Features are the features listed in Exhibit A-4 which Buyer has selected for incorporation in Current Generation Aircraft.

3.1.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

3.1.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D-1.

3.1.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special Features.

3.1.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special Features) as calculated pursuant to Exhibit D-1.

3.1.1.6 Base Airplane Price is the Aircraft Basic Price excluding the price of Special Features, but including Engines.

3.1.2 New Generation Aircraft

3.1.2.1 Special Features are the features listed in Exhibits A-1, A-2, A-3, and A-5, which Buyer has selected for incorporation in New Generation Aircraft.

3.1.2.2 Base Airplane Price is the Aircraft Basic Price excluding the price of Special Features, but including Engines.

3.1.2.3 Aircraft Basic Price is comprised of the Base Airplane Price and the price of the Special Features.

3.1.2.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airplane and Special Features) as calculated pursuant to Exhibit D for Aircraft expressed in July 1995 dollars and Exhibit D-2 for Aircraft expressed in July 1997 dollars.

3.2 Aircraft Basic Price.

3.2.1 Current Generation Aircraft:

3.2.1.1 Model 737-524 Aircraft.

The Aircraft Basic Price of each 737-524 Aircraft, expressed in July 1995 dollars, is set forth below:

Base Airframe Price: [CONFIDENTIAL MATERIAL

Special Features OMITTED AND FILED SEPARATELY

Engine Price WITH THE SECURITIES AND

EXCHANGE COMMISSION

Aircraft Basic Price PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

3.2.2 New Generation Aircraft.

3.2.2.1 Model 737-624 Aircraft.

The Aircraft Basic Price of each 737-624 Aircraft, expressed in July 1995 dollars, is set forth below:

Base Airplane Price: [CONFIDENTIAL MATERIAL

Special Features OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

Aircraft Basic Price EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

3.2.2.2 Model 737-724 Aircraft.

The Aircraft Basic Price of each 737-724 Aircraft, expressed in July 1995 dollars, is set forth below:

Base Airplane Price: [CONFIDENTIAL MATERIAL

Special Features OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

Aircraft Basic Price EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

3.2.2.3 Model 737-824 Aircraft.

The Aircraft Basic Price of each 737-824 Aircraft, expressed in July 1995 dollars, is set forth below:

Base Airplane Price: [CONFIDENTIAL MATERIAL

Special Features OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

Aircraft Basic Price EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

3.2.2.4 Model 737-924 Aircraft.

The Aircraft Basic Price of each 737-924 Aircraft, expressed in July 1997 dollars, is set forth below:

Base Airplane Price: [CONFIDENTIAL MATERIAL

Special Features OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

Aircraft Basic Price EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

3.3 Aircraft Price. The total amount that Buyer is to pay for the Aircraft at the time of delivery (Aircraft Price) will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3.3.1 the Aircraft Basic Price, set forth in Table 1; plus

3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibits D or D-1 or D-2, as applicable; plus

3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

3.4 Advance Payment Base Price.

3.4.1 Advance Payment Base Price. For advance payment purposes, the estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions,

Model 737-900 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-5 to Purchase Agreement Number 1951

AIRCRAFT CONFIGURATION

Dated May 23, 2001

relating to

BOEING MODEL 737-924 AIRCRAFT

Exhibit A-5

The Detail Specification is Boeing Detail Specification D019A001CAL39P-1 dated as of December 5, 2000. Such Detail Specification will be comprised of Boeing Specification D6-39127, Revision 0, dated July 25, 1997 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019ACR1CAL39P-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment, Seller Purchased Equipment or Inflight Entertainment/Cabin Communications Systems (IFE/CCS) Equipment.

CR / TITLE PRICE PER A/P

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951-12R2

May 23, 2001

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject:           Option Aircraft - Model 737-924 Aircraft

Reference: Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-924 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-12R1 dated May 16, 2000.

Boeing agrees to manufacture and sell to Buyer up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Model 737-924 aircraft (the Option Aircraft), on the same terms and conditions set forth in the Agreement, subject to the terms and conditions set forth below. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

    Changes applicable to the basic Model 737 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the supplemental agreement to purchase the Option Aircraft;

(ii)  Changes required to obtain required regulatory          certificates; and

(iii)Changes mutually agreed upon.

1.3 Effect of Changes: Changes to the Detail Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The price for Optional Features selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the supplemental agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airplane Price and the price of Optional Features for Option Aircraft delivering before January, 2004, will be escalated on the same basis as the Aircraft.

      Base Price Adjustments. The Airplane

Price of the Option Aircraft delivering before January, 2004, will be adjusted to Boeing's then current prices as of the date of execution of the supplemental agreement for the Option Aircraft.

2.2.4 Prices for Long Lead Time Aircraft. Boeing has not established prices and escalation provisions for Model 737-900 aircraft for delivery in the year 2004 and after. When prices and the pricing bases are established for the Model 737-900 aircraft delivering in the year 2004 and after, the information listed in the Attachment will be appropriately amended.

3. Option Aircraft Payment.

3.1 Buyer has paid a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (the Option Deposit) prior to the date of this Letter Agreement. If Buyer exercises an option, the Option Deposit applicable to such aircraft will be credited against the first advance payment due for such aircraft. If Buyer does not exercise an option, Boeing will retain the Option Deposit.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

4.1 To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

Option Aircraft Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 If Boeing must make production decisions which are dependent on Buyer exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Buyer's agreement. If Boeing and Buyer fail to agree to a revised Option Exercise Date, either party may terminate the option [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5. Contract Terms.

Boeing and Buyer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in a supplemental agreement to the Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a supplemental agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. Applicability.

Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft supplemental agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

Very truly yours,

THE BOEING COMPANY

By   /s/ Henry H. Hart

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 23, 2001

CONTINENTAL AIRLINES, INC.

By     /s/ Gerald Laderman

Its    Senior Vice President - Finance

Attachment

Attachment to

Letter Agreement 1951-12R2 Option Aircraft Delivery,

Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951-14

May 23, 2001

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Installation of Cabin Systems Equipment

Reference: Purchase Agreement No. 1951 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-900 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Buyer has requested that Boeing install in the Aircraft the inflight entertainment and cabin communications systems (IFE/CCS) described in Attachment A to this Letter Agreement.

Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft. To assist Buyer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment B, according to the requirement of Attachment C.

1. Responsibilities.

1.1 Buyer will:

1.1.1 Provide Buyer's IFE/CCS system requirements to Boeing;

1.1.2 Select the IFE/CCS suppliers (Suppliers) from among those suppliers identified in the Change Requests listed in Attachment A to this Letter Agreement (completed April 18, 2000); or as otherwise formally offered by Boeing.

1.1.3 Promptly after selecting Suppliers, participate with Boeing in meetings with Suppliers to ensure that Supplier's functional system specifications meet Buyer's and Boeing's respective requirements. Such functional systems specifications define functionality to which Boeing will test prior to delivery but is not a guarantee of functionality at delivery;

1.1.4 Select Supplier part numbers;

1.1.5 Negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

1.1.6 Provide pricing information for part numbers selected above to Boeing by a mutually selected date;

1.1.7 Negotiate and obtain agreements with any required service providers;

1.1.8 Include in Buyer's contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier's control; and

1.1.9 Authorize Boeing to obtain production IFE/CCS spares for test and or rejection replacement as follows: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] overage for in-seat LCD monitors, in-seat cables, handsets, cord reels, and remote jacks; [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] overage for seat boxes; and one each of the head-end equipment. Unused parts will be returned to the Buyer with the Aircraft delivery and any parts returned to the Supplier for repair will be returned to the Buyer, at no further cost, after Aircraft delivery.

1.2 Boeing will:

1.2.1 Perform the Project Manager functions stated in Attachment B;

1.2.2 Provide Aircraft interface requirements to Suppliers;

1.2.3 Assist Suppliers in the development of their IFE/CCS system specifications and approve such specifications;

1.2.4 Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other special business arrangements) and enter into contracts with Suppliers and manage such contracts for the IFE/CCS;

1.2.5 Coordinate the resolution of technical issues with Suppliers;

1.2.6 Ensure that at time of Aircraft delivery the IFE/CCS configuration meets the requirements of the Change Requests contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time by written agreement of the parties; and

1.2.7 Obtain FAA certification of the Aircraft with the IFE/CCS installed therein.

2. Software.

IFE/CCS systems may contain software of the following two types.

2.1 Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

2.2 Buyer's Software. The software accessible to the Aircraft passengers which controls Buyer's specified optional features is Buyer's Software and is not part of the IFE/CCS.

2.2.1 Buyer is solely responsible for specifying Buyer's Software functional and performance requirements and ensuring that Buyer's Software meets such requirements. Buyer and Buyer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Buyer's Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, nor the Project Manager's functions described in Attachment B, for Buyer's Software.

2.2.2 The omission of any Buyer's Software or the lack of any functionality of Buyer's Software will not be a valid condition for Buyer's rejection of the Aircraft at the time of Aircraft delivery.

2.2.3 Boeing has no obligation to approve any documentation to support Buyer's Software certification. Boeing will only review and operate Buyer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

2.2.4 Boeing will not be responsible for obtaining FAA certification for Buyer's Software.

3. Changes.

3.1 After Boeing and Supplier have entered into a contract for the purchase of the IFE/CCS, changes to such contract may only be made by Boeing. Any Buyer request for changes to the IFE/CCS specification after the Boeing/Supplier contract has been signed must be made in writing directly to Boeing. Boeing shall respond to such request by Buyer in a timely manner. If such change is technically feasible and Boeing has the resources and time to incorporate such change, then Boeing shall negotiate with the Supplier to incorporate such change into the contract for the IFE/CCS. Any Supplier price increase resulting from such a change will be negotiated between Buyer and Supplier.

3.2 Boeing and Buyer recognize that the developmental nature of the IFE/CCS may require changes to the IFE/CCS or the Aircraft in order to ensure (i) compatibility of the IFE/CCS with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the IFE/CCS installed therein. In such event Boeing will notify Buyer and recommend to Buyer the most practical means for incorporating any such change. If within 15 days after such notification Buyer and Boeing through negotiations cannot mutually agree on the incorporation of any such change or alternate course of action, then the remedies available to Boeing in Paragraph 6 shall apply.

3.3 The incorporation into the Aircraft of any mutually agreed change to the IFE/CCS may result in Boeing adjusting the price of the Change Request contained in Attachment A to this Letter Agreement.

3.4 Boeing's obligation to obtain FAA certification of the Aircraft with the IFE/CCS installed is limited to the IFE/CCS as described in Attachment A, as Attachment A may be amended from time to time by written agreement of the parties.

4. Supplier Defaults.

Boeing shall notify Buyer in a timely manner in the event of a default by a Supplier under the Supplier's contract with Boeing. Within 15 days of Buyer's receipt of such notification, Boeing and Buyer shall agree through negotiations on an alternative Supplier or other course of action. If Boeing and Buyer are unable to agree on an alternative Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 shall apply.

5. Exhibits B and C to the AGTA.

IFE/CCS is deemed to be BFE for the purposes of Exhibit B, Buyer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

6. Boeing's Remedies.

If Buyer does not comply with any of its obligations set forth herein, Boeing may:

6.1 delay delivery of the Aircraft pursuant to the provisions of Article 7, Excusable Delay, of the AGTA; or

6.2 deliver the Aircraft without part or all of the IFE/CCS installed, or with part or all of the IFE/CCS inoperative; or

6.3 increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

7. Advance Payments.

7.1 Estimated Price for the IFE/CCS. An estimated price for the IFE/CCS purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the advance payments for each Aircraft. The estimated price for the Boeing purchased IFE/CCS installed on each Aircraft by Change Requests 2332-002423, 2332A390B08, 2334A390B36 and 2332A683D12 is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] U.S. dollars expressed in 1997 base year dollars.

7.2 Aircraft Price. The Aircraft Price will include the actual IFE/CCS prices and any associated transportation costs charged Boeing by Suppliers.

8. Buyer's Indemnification of Boeing.

Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any IFE/CCS, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the IFE/CCS.

9. Title and Risk of Loss.

Title and risk of loss of IFE/CCS equipment will remain with Boeing until the Aircraft title is transferred to Buyer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By        /s/ Henry H. Hart

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 23, 2001

By     /s/ Gerald Laderman

Its  Senior Vice President - Finance

Attachment A

Cabin Systems Equipment

The following Change Requests describe the items of equipment that under the terms and conditions of this Letter Agreement are considered to be IFE/CCS. Each such Change Request is fully described in Exhibit A to the Purchase Agreement. Final configuration is based on Buyer acceptance of any or all changes listed below.

Change Request Number Title

2332-002423 VIDEO ENTERTAINMENT - OVERHEAD VIDEO SYSTEM - PARTIAL PROVISIONS - VIDEO DISTRIBUTION UNIT (VDU) BASED SYSTEMS

2332A390B08 VIDEO ENTERTAINMENT - OVERHEAD VIDEO

- SYSTEM MATSUSHITA

2334A390B36 AUDIO ENTERTAINMENT - MATSUSHITA -

MULTIPLEX PASSENGER ENTERTAINMENT SYSTEM (MPES)

2332A683D12 MP-VIDEO SYSTEM REVISIONS-CONTINENTAL

737-900-SPE

Attachment A to

Letter Agreement No. 1951-14

Attachment B

Project Manager

This Attachment B describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA certification of the IFE/CCS when installed on the Aircraft.

1. Project Management

Boeing will perform the following functions for the IFE/CCS. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost or aesthetics. Boeing will be responsible for:

A. Managing the development of all program schedules;

B. Evaluating and approving Supplier's program management and developmental plans;

C. Defining program metrics and status requirements;

D. Scheduling and conducting program status reviews;

E. Scheduling and conducting design and schedule reviews with Buyer and Suppliers;

F. Monitoring compliance with schedules;

G. Evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Buyer;

H. Leading the development of a joint IFE/CCS project management plan (the Program Plan); and

I. Managing the joint development of the System Specification.

2. System Integration

Boeing's performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:

Attachment B to

Letter Agreement No. 1951-14

A. As required, assist Suppliers in defining their system specifications for the IFE/CCS, approve such specifications and develop an overall system functional specification;

B. Coordinate Boeing, Buyer and Supplier teams to ensure sufficient Supplier and Supplier sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

C. Organize and conduct technical coordination meetings with Buyer and Suppliers to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3. Seat Integration

A. Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document Nos. D6-36230, "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural Design and Interface Criteria"; D222W232, "Seat Wiring and Control Requirements"; and D222W013-4, "Seat Assembly Functional Test Plan".

B. The Suppliers will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.
    The Suppliers will assist the seat suppliers in the preparation of seat assembly functional test plans.

Attachment C to

Letter Agreement No. 1951-14

Attachment C

Critical Impact Events

The contingency plan is the alternate course of action which will be implemented if the critical decision date is not met or other course of action is not agreed to by Boeing and Buyer. The critical impact events listed below are milestones which must be met by BFE and IFE/CCS Suppliers to achieve the in-sequence installation of the IFE/CCS. The Required Due Dates are the dates on which Boeing begins to incur disruption costs. The Critical Decision Dates are the dates after which the critical impact event cannot be accomplished to maintain the delivery schedule and/or full system functionality. A meeting to discuss a recovery plan cost impact and/or an alternate course of action will be held within one week of knowledge of delinquency or impending delinquency.

Required Critical

Event Due Date Decision Date Contingency Plan

P.O. placed for In Seat Equip. [CONFIDENTIAL Complete

(Seven month lead-time) MATERIAL

OMITTED AND

Part Numbers defined by FILED SEPARATELY

IFE Supplier WITH THE Complete

SECURITIES AND

Production IFE Parts on-dock EXCHANGE

At Seat Supplier COMMISSION Complete

PURSUANT TO A

P.O. placed for Video and REQUEST FOR

Head End Audio Equipment CONFIDENTIAL Complete

TREATMENT]

Video and Head end Audio

Equipment on dock at Boeing Complete

Koito Seat On-Dock Complete

YD 601 Shop Complete Complete

Contract Delivery Month

6-1162-MMF-311R4

May 23, 2001

Continental Airlines, Inc.
1600 Smith Street
Houston, TX 77002

Subject: Letter Agreement No. 6-1162-MMF-311R4 to Purchase Agreement No. 1951 - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1751 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-311R3 dated May 21, 1998.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement is confidential and subject to the confidentiality provisions of Letter Agreement 6-1162-MMF-308R3, "Disclosure of Confidential Information."

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By_____/s/ Henry H. Hart_______

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 23, 2001

CONTINENTAL AIRLINES, INC.

By___/s/ Gerald Laderman

Its Senior Vice President - Finance

Date: ____________________

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Attention: Technical Department

Reference: Letter Agreement 6-1162-MMF-311R4 to
Boeing/CAL Purchase Agreement 1951

Transmitted by Facsimile: TBD

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By: __________________

Its: __________________

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

May 23, 2001

6-1162-GOC-131R3

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 6-1162-GOC-131R3 to Purchase

Agreement No. 1951 - Special Matters

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirely Letter Agreement 6-1162-GOC-131R2 dated May 21, 1998.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Advance Payment Schedule.

2.1 Firm Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Option Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Option Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Assignment of Credits.

Buyer may not assign the credit memoranda described in this Letter Agreement without Boeing's prior written consent [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7. Confidential Treatment.

Boeing and Buyer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Notwithstanding the provisions of Letter Agreement 6-1162-MMF-308R2, Boeing and Buyer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Henry H. Hart

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 23, 2001

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance